EXHIBIT 10.2

                               PROMOTION AGREEMENT
                               -------------------


THIS PROMOTION AGREEMENT (hereinafter, this "Agreement") is made and entered into this 20th day of December, 2002, by and between VICI MARKETING, LLC, a Florida limited liability company having a principal address of 14001 63rd Way N, Clearwater, FL 33760 (hereinafter, "VICI"), and BHC, Inc, a Delaware corporation having a principal address of 14001 63rd Way N, Clearwater, FL 33760 (hereinafter, "Internet Promoter").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, VICI is a limited liability company organized under the laws of the State of Florida and is engaged in the business of furnishing travel goods, services and programs to the public; and

     WHEREAS, Internet Promoter is a development stage corporation organized under the laws of Delaware and operates as an independent contractor that will provide related content information internet sales services relative to the sale of third party products; and

     WHEREAS, the parties wish to enter into an agreement whereby Internet Promoter will market and offer VICI's travel goods, services and/or programs, as such are more particularly described in Exhibit "A" attached hereto, to the public as further set forth herein;

     NOW THEREFORE, in consideration of the mutual benefits, obligations, terms and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, it is hereby agreed as follows:

     1.     INTERNET  PROMOTER'S  PERFORMANCE  AND  REPRESENTATIONS.
            --------------------------------------------------------

          (a) Internet Promoter represents and warrants that it is duly organized and validly existing under the laws of the above-referenced state and it represents and warrants that it has full authority to enter into this Agreement and to transact the business herein contemplated, and is fully willing, capable and experienced to perform as provided for herein. Internet
Promoter further represents and warrants that Scott Roix is authorized to execute this Agreement on behalf of Internet Promoter as its President and CEO.

          (b) Internet Promoter shall, through independent means, including, specifically, its internet website, offer VICI's travel goods, services and/or programs, as more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference (hereinafter, the "Product" or
"Products"), to its customers. To accomplish this, Internet Promoter will operate a website with domain name www.bookfloridahotels.com (the "Website").
                                      -------------------------
Internet Promoter shall be fully and solely responsible for the cost, attainment and expense of securing qualified purchases of the Product to its customers (the "Travel Customers"). VICI shall deliver to Internet Promoter, from time to time, written materials describing its Products to be marketed and offered by Internet Promoter on the website and such materials shall include a statement of the price of the Products.


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          (c)     Internet  Promoter  acknowledges and agrees that VICI does not have any knowledge or control over the methods Internet Promoter uses to obtain, or the sources from which Internet Promoter obtains, its Travel Customers. Further, Internet Promoter acknowledges and agrees that it is solely responsible and liable, and that VICI shall have no responsibility or liability, in respect to any and all matters relating to the identification, attainment, securing and solicitation of Travel Customers by Internet Promoter.

          (d) Internet Promoter shall transfer to VICI on a weekly basis all orders from consumers for the sale of Products (hereinafter, "Orders"). Internet Promoter shall provide via facsimile to VICI each purchasing consumer's name, address, telephone number, total amount of transaction, salesperson identification and the date and time of the sale. If Internet Promoter receives any money from consumers for any Product, Internet Promoter shall hold such funds in trust for VICI and are to deliver the same to VICI as soon as practicable.

          (e) Internet Promoter warrants that all forwarded Orders are of VICI's customers and are current, fresh sales that have never been submitted to any other entity. Internet Promoter further stipulates that all such Orders are valid and have been requested and agreed upon by the consumer and the cardholder.

          (f) Internet Promoter shall be fully responsible for all costs associated with the marketing of the Products on the Web Site.

          (g) Internet Promoter shall promptly forward to VICI any complaints, letters, demands or other form of communication in respect to the Products or VICI, received from any consumer solicited by Internet Promoter. Internet Promoter shall be responsible for answering and satisfying consumer complaints in connection with the marketing of the Products up to the point that VICI receives and verifies an Order as contemplated by this Agreement. VICI shall be responsible for answering and satisfying consumer complaints thereafter. Internet Promoter shall be liable for any representations that are not specifically, in writing, authorized by VICI.

          (h) Internet Promoter shall be responsible for complying with any and all applicable registration/licensing requirements, including, but not limited to, seller of travel, travel agency applicable to the business operation of Internet Promoter.

          (i) Internet Promoter shall perform its business activities in compliance with all federal, state or local government laws, rules or regulations concerning the marketing of the Products while performing its duties pursuant to this Agreement and shall not violate such laws, rules or regulations, and regulations, and Internet Promoter shall not make any material omission or misrepresentation in the marketing of the Products, specifically including but not limited to the following prohibited activities:

               (i) Using words such as "luxury," "world-class," "superior," or such similar words when describing a Product, or otherwise misrepresenting that a Product is worth more than consumer is paying for;


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               (ii)     Failing  to  disclose in a clear and conspicuous manner,
before  a  customer  pays,  the  total  costs  of  a  Product;

               (iii) Misrepresenting, expressly or by implication, any policy or practice relating to whether persons can cancel, rescind, or receive refunds or credits of monies paid for a Product;

               (iv) Misrepresenting, expressly or by implication, the benefits of a Product or the price of a Product;

               (v) Misrepresenting, expressly or by implication, that a Product cannot be purchased at some later time or may not otherwise be available after the initial contact, or that callbacks by the prospective consumer are not accepted, when in fact, such restrictions or limitations do not exist;

               (vi) Misrepresenting, expressly or by implication, the conditions under which the consumer or prospective consumer may obtain the benefits of a Product;

               (vii) Representing, directly or by implication, any affiliation with, or endorsement by, any governmental, charitable, educational, medical, religious, fraternal, or civic organization or body; and

               (viii) Representing, implying, or stating to any person that the person has won any product, good or service or will receive any product, good or service free of charge or at no cost, or words of similar meaning or intent, when such representation, implication, or statement is not true.

          (j) Internet Promoter agrees and acknowledges that VICI will provide to Internet Promoter conceptual advice on the structure and design of the Web Site to be used by Internet Promoter in the marketing and sale of the Products (hereinafter, "Promotional Materials"). Both parties agree that it is the intention of this Agreement that all such Promotional Materials shall comply with applicable law.

          (k) Internet Promoter shall indemnify and hold VICI and its officers, directors, shareholders and employees harmless from all damages, losses, causes of action, costs and expenses, including reasonable attorney's fees, whether the same be incurred as a result of investigation, defense or prosecution of any claim or cause of action, or any other loss resulting as a consequence of a breach by Internet Promoter of the terms of this Agreement or a breach of any of its representations, warranties or obligations under this Agreement or from any and all misrepresentations or allegations of deceptive trade practices against Internet Promoter or any of its officers, directors, employees, or agents in the offering of the Products.

          (l) Except as otherwise provided herein, Internet Promoter warrants and represents that neither it nor any of its officers, directors, shareholders or employees have ever: (1) been convicted of a felony or misdemeanor involving an alleged violation of any seller of travel or travel agency statute, or fraud, theft, embezzlement, fraudulent conversion or misappropriation of property (for


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such  purposes,  a  plea  of  nolo  contendere is a conviction); (2) had entered against it, him or her a final judgment or order in a civil or administrative action, including but not limited to a stipulated judgment or order, if the complaint or petition in the civil or administrative action alleged acts constituting a violation of any federal or state telemarketing or telephone solicitation statute, fraud, theft, embezzlement, fraudulent conversion or misappropriation of property, the use of untrue or misleading representations in an attempt to sell or dispose of real or personal property, or the use of unfair, unlawful or deceptive business practices; or (3) been subject to any currently effective injunction or restrictive court order relating to business activity as a result of an action brought by a federal, state or local publication or unit thereof, including, but not limited to, an action affecting any vocational license.

          (m) Internet Promoter agrees and acknowledges that it does not and shall not receive a fee, commission or other valuable consideration directly from any consumer for the sale of a Product. Internet Promoter does not and shall not have any Product documents in its possession. Internet Promoter shall not issue any documents in respect to the Products or VICI to consumers without the express written consent of VICI.

          (n) Internet Promoter agrees and acknowledges that it shall not, at any time during the term of this Agreement and after termination of same, divulge or use for Internet Promoter's own purposes, or for the purposes of any third party, any trade secrets, confidential or business information relating to the business affairs of VICI. The parties, by execution hereof, acknowledge that VICI has disclosed to Internet Promoter in confidence certain information relating to the business of VICI. Internet Promoter, by execution hereof, acknowledges and agrees that disclosure of all such information disclosed by VICI to Internet Promoter has been in confidence and is of a confidential nature. Internet Promoter acknowledges and agrees that Internet Promoter, except in pursuit of Internet Promoter's responsibilities and rights hereunder, shall not use such information under this Agreement, during the duration of this Agreement and after termination of this Agreement.

          (o) Internet Promoter expressly understands and agrees that the names of and all information related to consumers who agree to purchase Products are the exclusive property of both Internet Promoter and VICI, and Internet
Promoter and its officers, directors, shareholders, partners, members and employees, represent and warrant that he, she and it will not (i) use, sell or otherwise make available to others or transfer such consumer names or information related to such consumers in any manner or for any purpose other than as expressly provided for herein or (ii) solicit or attempt to solicit such consumer names for the purchase of any goods, services and programs other than those offered by Internet Promoter, those expressly provided for herein, or those expressly consented to in writing by VICI for the term of this Agreement and for a period of one (1) year thereafter.

     2.     VICI'S  PERFORMANCE  AND  REPRESENTATIONS.
            ------------------------------------------

          (a) VICI represents and warrants that it is duly organized and validly existing under the laws of Florida, and has full authority to enter into this Agreement and to transact the business herein contemplated.


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          (b)     VICI  agrees  and acknowledges that it shall not intentionally or knowingly violate any federal, state or local governmental laws, rules or regulations concerning the furnishing of Products to the public while performing its duties pursuant to this Agreement.

          (c) VICI shall indemnify and hold Internet Promoter and its officers, managers, members and employees harmless from all damages, losses, causes of action, costs and expenses, including reasonable attorney's fees, whether the same be incurred as a result of investigation, defense or prosecution of any claim or cause of action, or any other loss resulting as a consequence of a breach by VICI of the terms of this Agreement or a breach of any of its representations, warranties or obligations under this Agreement or from any and all misrepresentations or allegations of deceptive trade practices against VICI or any of its officers, directors, employees, or agents in the sale of its Products.

3.     COMPENSATION  TO  INTERNET  PROMOTER.
       -------------------------------------

     (a) In the absence of any breach of this Agreement by Internet Promoter, VICI shall pay to Internet Promoter as its total compensation at the rate of 25% of the package selling price for each Order provided to VICI by Internet
Promoter in and/or for which the consumer: (1) has been presented with the Promotional Materials via the Web Site; (2) has agreed to purchase a Product (3) has been charged the initial fees, if applicable, any one-time non-refundable shipping and handling charge, if applicable, and/or any other applicable fees;
(4) does not contact Internet Promoter or VICI to cancel during any applicable rescission or risk-free period; (5) does not contact his or her credit card issuer to cancel or stop payment on any initial charges within any applicable rescission or risk-free period; and (6) does not have his or her credit card declined with respect to any applicable charges or fees. Each Order for which the consumer meets the above criteria that is provided to VICI shall be referred to as a "Triple Net Sale". The compensation shall be paid to Internet Promoter on each Friday, beginning on the sixth (6th) Friday after this Agreement is executed by both parties, for all Triple Net Sales provided to VICI in which the applicable rescission or risk-free period expired since the previous Friday. Internet Promoter agrees and understands that VICI reserves the right to contact any and all consumers provided to VICI by Internet Promoter within the applicable rescission or risk-free period to verify that the Products were marketed in accordance with the terms herein (hereinafter, "Verification
Calls"). If VICI determines, in VICI's sole discretion, through a Verification Call that in any Order provided to VICI by Internet Promoter that the consumer was not offered the Product in accordance with the terms herein or that such consumer does not meet the criteria listed above for a Triple Net Sale, or if a consumer cancels his or her Order at the time of a Verification Call, then
Internet  Promoter  will  not  receive  any  compensation  for  any  such Order.

     (b) Internet Promoter understands and agrees that VICI has the right to facilitate all customer requests for cancellation and/or refund demands and/or chargebacks of any Order submitted for funding (hereinafter, "Chargebacks"). Internet Promoter understands and agrees that VICI shall deduct the amount of any such Chargebacks from Internet Promoter's next scheduled payday(s). If there are no such funds in process, Internet Promoter shall automatically assume the financial responsibility for its proportionate amount of consumer refund. VICI shall use reasonable business judgment as to what constitutes a valid Chargeback to Internet Promoter. VICI shall provide Internet Promoter with the


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consumer  name  and  reason  for  such  Chargeback.

          (c) Internet Promoter acknowledges and agrees that VICI has no control over the acts and/or omissions of any credit card agency. Internet Promoter further acknowledges that if for any reason a credit card is frozen or cancelled, all funds due to Internet Promoter still being held by such credit card company or other credit card merchant bank in that account, shall not be due and payable to Internet Promoter until such time as the credit card company or credit card merchant bank releases those funds to VICI. Internet Promoter shall not contact or attempt to contact any customer of VICI for any reason whatsoever except in accordance with the terms of this Agreement.

          (d) Upon termination of this Agreement, all funds due for payment to Internet Promoter may be withheld by VICI and placed in a reserve account for a period of no less than one hundred eighty (180) days. At the end of that one hundred eighty (180) day period, the cancellation rate of Internet Promoter's Orders will be assessed and a portion of up to fifty percent (50%) of the remaining reserve account may be released to Internet Promoter. VICI will release any remaining funds in such reserve account to Internet Promoter within one hundred eighty (180) days thereafter.

     4.     TERM OF AGREEMENT.  This Agreement shall be in full force and effect
            ------------------
from the date hereof and shall continue for two (2) year(s) thereafter; provided, however, this Agreement may be earlier terminated pursuant to Section 5 hereinbelow. This Agreement shall be automatically renewed for additional terms of one (1) year unless, at least sixty (60) days prior to the expiration of the initial term or any renewal term, either party delivers written notification to the other of termination of this Agreement.

     5.     TERMINATION.  The  parties  shall  have  the right to terminate this
            ------------
Agreement  as  follows:

          (a)     By  mutual  written  consent  of  both  of  the  parties;

               (b) The failure of Internet Promoter to comply with any term or provision of this Agreement shall permit VICI to immediately terminate this Agreement;

          (c) The failure of VICI to comply with any term or provision of this Agreement shall permit Internet Promoter to immediately terminate this Agreement; provided, however, this failure of compliance may be cured if VICI remedies such failure of compliance (satisfactory to Internet Promoter) within seven (7) days after receiving written notice of its occurrence;

          (d) The failure of Internet Promoter to perform its duties hereunder in compliance with any federal, state, county or city law, ordinance or code shall permit VICI to immediately terminate this Agreement;



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          (e)     If  any  representation or warranty of Internet Promoter shall be shown to be untrue or misleading then VICI may immediately terminate this Agreement;

          (f) If any representation or warranty of VICI shall be shown to be untrue or misleading then Internet Promoter may terminate this Agreement upon delivery to VICI of ten (10) days written notice;

          (g) VICI may immediately terminate this Agreement without notice upon the filing of voluntary petition of bankruptcy by Internet Promoter if Internet Promoter shall be adjudicated bankrupt or insolvent, or upon the execution Internet Promoter of an assignment for the benefit of creditors, or upon the appointment of a receiver for Internet Promoter, or upon the commencement of any action against Internet Promoter by any state or Federal regulatory agency; and

          (h) Internet Promoter may immediately terminate this Agreement without notice upon the filing of voluntary petition of bankruptcy by VICI or if VICI shall be adjudicated bankrupt or insolvent, or upon the execution of VICI of an assignment for the benefit of creditors, or upon the appointment of a receiver for VICI.

     In the event of termination of this Agreement, Internet Promoter shall surrender all of Internet Promoter's rights granted hereunder and shall thereafter refrain from exercising any of the rights and privileges granted hereunder, including, without limitation, the marketing and selling of the Products. All advertising materials, Promotional Materials, signs, contract forms, and all other documents which VICI has made available to Internet Promoter for the purpose of promoting the marketing and sale of its Products shall be returned to VICI immediately. The termination of this Agreement shall not affect Internet Promoter's right to receive compensation earned and yet unpaid in accordance with this Agreement.

     6.     NON-EXCLUSIVITY.  Both  parties  acknowledge  and  agree  that  this
            ----------------
Agreement is a non-exclusive agreement and each party may perform all services set forth herein for unrelated entities without the consent of the other party.

     7.     AGREEMENT  NOT  TO COMPETE.  Internet Promoter shall devote its best
            ---------------------------
efforts, skill and diligence to the conduct of the business contemplated hereunder and shall not provide access to any Travel Customers or information regarding such Travel Customers to third parties which might be confused with or otherwise compete with VICI during the term of this Agreement and for a period of one (1) year following the termination of this Agreement.

     8.     AGREEMENT  NOT  TO SOLICIT EMPLOYEES.  Internet Promoter agrees that
            -------------------------------------
during the term of this Agreement and for a period of one (1) year after the termination of this Agreement, it shall not, either directly or indirectly, on its own behalf or on behalf of others, solicit, divert, or hire away, or attempt to solicit, divert or hire away, to its own business or any other business in competition with VICI or any person retained by VICI now or in the future as a full-time employee, as a part-time employee, or as an Internet Promoter.

     9.     NO  AFFILIATION.  The parties agree and acknowledge that neither has
            ----------------



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any  affiliation  with  the  other,  nor  is  either involved in the business or affairs of the other. Internet Promoter agrees and acknowledges that it shall be prohibited from using VICI's name in any manner and in any media whatsoever, including but not limited to, written or oral advertising material, unless the same is approved, in advance and in writing, by VICI. VICI acknowledges that Internet Promoter may be required to publicly file this document with regard to it filing of a registration statement with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, or any subsequent public filings required by the Securities Exchange Act of 1934, as amended. Internet Promoter agrees and acknowledges that it shall be prohibited from representing itself to be or holding itself out as affiliated with VICI in any manner.

     10.     INTERNET PROMOTER RELATIONSHIP.  It is specifically agreed that the
             -------------------------------
relationship of the parties hereto shall be that of a principal and Internet Promoter and not that of an employer and employee or principal and agent. The parties agree that VICI shall not have a right of control over and to Internet Promoter. However, VICI and Internet Promoter mutually agree as to the objectives and the scope of services required, all as herein set forth. Internet Promoter shall have full power and authority to select the means, manner, and method of performing the work and accomplishing those objectives without detailed direction or control by VICI. The parties hereto recognize and agree that no joint venture or partnership arrangement or agreement is intended or created hereby. No agent, employee or servant of Internet Promoter shall be or shall be deemed to be the employee, agent or servant of VICI nor shall any agent, employee or servant of VICI be or be deemed to be the employee, agent or servant of Internet Promoter. Internet Promoter shall be solely and entirely responsible for its acts and for the acts of its agents, employees, servants and subcontractors during the performance of this Agreement, unless otherwise excepted under the terms of this Agreement. Internet Promoter shall be solely responsible with respect to the compensation payable to its agents, employees, servants and subcontractors and VICI shall have no responsibility with respect to the same. VICI shall be solely and entirely responsible for its acts and for the acts of its agents, employees, servants and subcontractors during the performance of this Agreement, unless otherwise excepted under the terms of this Agreement. Neither Internet Promoter nor VICI shall act on behalf of or represent itself directly or by implication as having authority to act on behalf of the other party except as specifically set forth in this Agreement. Neither party shall have the authority to create any obligation for or on behalf of or in the name of the other party, except as specifically set forth herein.

11.     TAX  AND WORKERS' COMPENSATION LIABILITY.  VICI agrees that it will file
        -----------------------------------------
or cause to be filed, in a timely manner, all required tax forms reporting the compensation and other consideration hereunder paid to or earned by Internet Promoter. VICI and Internet Promoter acknowledge and agree that their relationship is that of principal and Internet Promoter and VICI will not withhold any taxes from any amount paid to Internet Promoter, nor will VICI pay unemployment compensation or provide workers' compensation insurance to Internet Promoter or Internet Promoter's agents or employees. Internet Promoter agrees to file all required tax forms as to its own agents or employees and social security and federal income taxes and any applicable state income taxes. Internet Promoter shall be solely responsible for all taxes of every kind and nature with respect to Internet Promoter's business activities and VICI shall have no responsibilities with respect to the same.



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12.     DEFAULT/REMEDIES.  In  the  event of breach of this Agreement or default
        -----------------
of the obligations hereunder, by either party, then, each party shall be entitled to all rights and remedies as may be available under law or in equity as applicable hereto. Specifically, by way of example and not limitation, any party upon breach hereof, shall be liable to the other party for any and all damages provable as a consequence thereof; however, notwithstanding the foregoing, the parties hereto agree that, to the extent that damages are insufficient remedy in respect to such breach, including but not limited to a breach of the provisions hereof concerning exclusivity, agreements not to compete, agreements not to solicit employees, divulging of confidential or business information, or otherwise engaging in activity which is not able to be remedied by the payment money, then, the parties acknowledge that remedies of specific performance, injunction or other equitable relief may be appropriately sought.

     13.     NOTICES.  Notices required or permitted to be given pursuant to the
             --------
terms and conditions of this Agreement shall be deemed given upon receipt or five (5) days after deposit in the United States Mail, postage prepaid, certified, return receipt, and addressed as follows:

     To  VICI:               Vici  Marketing,  LLC.
                             14001  63rd  Way  N
                             Clearwater,  Florida  33760
                             Attention:  Robert  Poitras


Internet  Promoter:          BHC,  Inc.
                             14001  63rd  Way  N
                             Clearwater,  Florida  33760
                             Attention:  Scott  G.  Roix



     with  a  copy  to:      Kaplan  Gottbetter  &  Levenson,  LLP
                             630  Third  Avenue
                             New  York,  New  York  10017
                             Tel:  212-983-6900
                             Attention:  Adam  S.  Gottbetter

     14.     ASSIGNMENT.  This  Agreement  shall be binding upon the parties and
             -----------
their respective successors and assigns and neither party shall have the power and right to assign any right or interest in this Agreement without the prior written consent of the other party; provided, however, that Internet Promoter agrees and acknowledges that VICI shall have the power and right to assign any right or interest in this Agreement to a company controlled or operated by any member of VICI without the prior written consent of Internet Promoter.



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

     15.     NO  WAIVER  OF  RIGHTS.  No  failure or delay on the part of either
             -----------------------
party to enforce or exercise any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof, or of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to and not exclusive of any rights or remedies otherwise available.

     16.     COMMERCIAL  EFFICACY.  VICI  and  Internet  Promoter  shall use all
             ---------------------
reasonable endeavors to give commercial efficacy to the terms and conditions of this Agreement and to promote the business objectives of each party hereunder in order for each party to accomplish its obligations contemplated by this Agreement.

     17.     BENEFIT  OF  OTHERS.  Except  as  otherwise  provided  herein, this
             --------------------
Agreement, together with its amendments as may hereafter be adopted shall inure to the benefit of VICI and Internet Promoter, but shall not be deemed to create rights in any other party.

     18.     ENTIRE  AGREEMENT.  This Agreement constitutes the entire agreement
             ------------------
between the parties with respect to the subject matter herein contained. Any agreements, promises, negotiations, representations or other terms not set forth or referred to in this Agreement are of no force and effect.

19.     MODIFICATION.  This  Agreement  may not be modified or amended except in
        -------------
writing signed by both parties. The parties agree to fully cooperate in negotiating any changes or modifications to this Agreement as may be necessary to fully comply with any statute or code as may be applicable to matters herein contemplated.

20.     INTERPRETATION.  Should  a  provision of this Agreement require judicial
        ---------------
interpretation, it is agreed that the judicial body interpreting or construing the same shall not apply the assumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that an instrument is to be construed more strictly against the party which itself or through its agents prepared the same, it being agreed that the agents of all parties have participated or had the opportunity to participate equally in the preparation of this Agreement.

21.     SURVIVAL.  If  any  part of this Agreement shall be deemed invalid under
        ---------
applicable law, the remaining parts of this Agreement shall be in full force and effect as though any unenforceable part or parts were not written into this Agreement.

     22.     SECTION HEADINGS.  The section headings appearing in this Agreement
             -----------------
have been inserted for the purpose of convenience and ready reference. They do not purport to, and shall not be deemed to, define, limit or extend the scope of intent of the sections to which they appertain.

     23.     ATTORNEY'S  FEES.  In  the event either party is required to resort
             -----------------
to legal action to enforce any of the covenants of this Agreement, then the Court shall award reasonable attorney's fees and costs to the prevailing party.



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     24.     APPLICABLE  LAW.  This Agreement shall be governed by and construed
             ----------------
according to the laws of the State of Florida. Any action to enforce this Agreement shall be brought in the State of Florida, County of Broward, which shall be deemed the proper venue for all purposes.

                        [SIGNATURES APPEAR ON NEXT PAGE]


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IN  WITNESS  WHEREOF,  this  Agreement  is executed as of the day and year first above  written.


                                            VICI:

                                            VICI MARKETING, LLC, a Florida
                                            limited liability company.


                                            By: /s/ Robert Poitras
                                                --------------------------------
                                                Robert Poitras



                                            INTERNET  PROMOTER:

                                            BHC, Inc, a Delaware Corporation


                                            By: /s/ Scott G. Roix
                                                ----------------------------
                                                Scott G. Roix


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